Exhibit 10.24

Amendment No. 9

To

Credit Agreement

Dated as of March 1, 1998

Between

MK GOLD COMPANY, as Borrower

And

LEUCADIA NATIONAL CORPORATION, as Lender

This Amendment No. 9, dated as of December 31, 2003, hereby amends the Credit Agreement entered into as of March 1, 1998, as amended pursuant to Amendment No. 1, dated as of March 1, 2000, Amendment No. 2, dated as of October 17, 2000, Amendment No. 3, dated as of December 31, 2000, Amendment No. 4, dated as of April 1, 2001, Amendment No. 5 dated as of July 1, 2001, Amendment No. 6, dated as of September 30, 2002, Amendment No. 7, dated as of January 2, 2003, and Amendment No. 8, dated as of September 12, 2003 (the “Credit Agreement”), between MK GOLD COMPANY, a Delaware corporation (“Borrower”), and LEUCADIA NATIONAL CORPORATION, a New York corporation (“Lender”).

Borrower and Lender agree as follows:

1. Amendments.

(a) The definition of “Commitment” set forth in Section 1.1, “Defined Terms,” of the Credit Agreement is hereby amended in its entirety to read as follows:

““Commitment” means the aggregate commitment of Lender to make Loans, which aggregate commitment shall be $50,000,000 on the effective date of this Amendment No. 9 and thereafter until the Termination Date, as such amount may be reduced from time to time in accordance with the Agreement.”

(b) Section 2.1(d) of the Credit Agreement is hereby amended in its entirety to read as follows:

“Note. Loans made by Lender shall be evidenced by a promissory note to be executed and delivered by Borrower. In connection with this Amendment No. 9, Borrower shall deliver to Lender an executed promissory note in the form of Exhibit A to this Amendment No. 9, and Lender shall return to Borrower the executed promissory note dated as of September 12, 2003. From and after the effective date of this Amendment No. 9, the promissory note delivered by Borrower in connection with this Amendment No. 9 shall constitute the “Note” for purposes of the Agreement. The Note shall be payable to the order of Lender and shall represent the obligation of Borrower to pay the amount of the Commitment or, if less, the aggregate unpaid principal amount of all Loans made by Lender to Borrower with interest thereon as provided in subsection 2.2. The date and amount of each Loan and each payment of principal with respect thereto shall be recorded on the books and records of Lender, which books and records shall constitute prima facie evidence of the accuracy of the information therein recorded. The entire unpaid balance of the Loans shall be due and payable on the Termination Date.”

2. No Other Amendments. Except as expressly provided in this Amendment No. 9, the Credit Agreement is not amended, changed or modified, and the Credit Agreement remains in full force and effect.

3. Effective Date. The effective date of this Amendment No. 9 is December 31, 2003.

4. Counterparts. This Amendment No. 9 may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment No. 9 to be duly executed as of the date first written above.

Borrower:	MK GOLD COMPANY, a Delaware corporation

	By:	/s/ John Farmer

	Name:	John Farmer
	Title:	CFO

Lender:	LEUCADIA NATIONAL CORPORATION, a New York corporation

	By:	/s/ Thomas E. Mara

	Name:	Thomas E. Mara
	Title:	EVP

EXHIBIT A

MK GOLD COMPANY

PROMISSORY NOTE

U.S. $50,000,000	New York, New York
December 31, 2003

FOR VALUE RECEIVED, MK GOLD COMPANY, a Delaware corporation (“Borrower”), promises to pay to the order of LEUCADIA NATIONAL CORPORATION, a New York corporation (“Payee”), on or before the Termination Date (as defined in the Credit Agreement referred to below) the lesser of (x) FIFTY MILLION DOLLARS ($50,000,000) and (y) the unpaid principal amount of all Loans made by Payee to Borrower under the Credit Agreement referred to below.

Borrower also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times provided by that certain Credit Agreement, dated as of March 1, 1998, between Borrower and Payee, as amended pursuant to Amendment No. 1, dated as of March 1, 2000, Amendment No. 2, dated as of October 17, 2000, Amendment No. 3, dated as of December 31, 2000, Amendment No. 4, dated as of April 1, 2001, Amendment No. 5, dated as of July 1, 2001, Amendment No. 6, dated as of September 30, 2002, Amendment No. 7, dated as of January 2, 2003, Amendment No. 8, dated as of September 12, 2003, and Amendment No. 9, dated as of December 31, 2003 (as the same may be further amended, the “Credit Agreement”). Capitalized terms used herein and not defined have the meanings assigned to them in the Credit Agreement.

This Note is Borrower’s “Note” and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Loans evidenced hereby were made and are to be repaid.

All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in immediately available funds at the location designated by Payee.

Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of the payment of interest on this Note.

This Note is subject to prepayment at the option of Borrower as provided in subsection 2.4(a)(i) of the Credit Agreement.

Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

MK GOLD COMPANY

By:	/s/ John Farmer

Name:	John Farmer
Title:	CFO